UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 17, 2006

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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


Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 17, 2006, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the fiscal quarter ended March 31, 2006. A copy of the press release is attached as exhibit 99.1.

     The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit    Press Release of First Montauk Financial Corp.
               99.1      dated May 17, 2006.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIRST MONTAUK FINANCIAL CORP.

                                               By:   /s/ Victor K. Kurylak
                                                  ------------------------------
                                                  Name:  Victor K. Kurylak
                                                  Title: Chief Executive Officer
                                                  Date:  May 18, 2006




                                  EXHIBIT INDEX


    Exhibit     Description
    Number
    ------
      99.1      Press Release of First Montauk Financial Corp. dated
                May 17, 2006.

                                                                Exhibit 99.1




                              FOR IMMEDIATE RELEASE


                  FIRST MONTAUK ANNOUNCES FIRST QUARTER RESULTS

Red Bank, NJ - May 17, 2006 - First Montauk Financial Corp. (OTC/BB: FMFK), a nationwide provider of investment services through independent financial professionals, today announced financial results for the first quarter ended March 31, 2006.

Revenues for the first quarter of 2006 decreased to $13.3 million, compared to $15.5 million for the same period in 2005, a 15% decrease. The Company reported a net loss applicable to common stockholders of $1,087,000, or ($.07) per basic and diluted share for the first quarter of 2006, compared to a net loss applicable to common stockholders of $745,000, or $(.06) per basic and diluted share for the first quarter of 2005. A number of factors contributed to the loss for the quarter, including a charge to compensation expense of $951,000 in connection with the separation agreement with one of our senior executives and $156,000 of professional fees related to the proposed acquisition of the Company by an affiliate of Investment Properties of America, LLC, a privately owned, diversified real estate investment and management company.

Victor K. Kurylak, President and CEO of Montauk Financial Group, commented, "We continue to make excellent progress implementing our business plan. Although we reported a loss for the quarter, the loss is due to expenses related to an executive separation agreement and professional fees associated with our announced merger. While our focus on business risk has led to a net reduction in registered representatives compared to last year's first quarter, it has been offset by productivity gains and improved market conditions resulting in an increase in revenue per registered representative, as well as an increase in total commission revenues. We remain dedicated to the growth and development of our core business."

Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with over 50,000 retail and institutional accounts. The Company's ability to offer quality support services, enhanced web-based information systems and a competitive commission payout structure has attracted approximately 285 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements" in the Company's Form 10-Q for the first quarter ended March 31, 2006 as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.

                 FIRST MONTAUK FINANCIAL CORP. AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA

                     In 000's (except for per share amounts)

                                                           Three months
                                                          Ended  March 31,

                                                      2006                2005
                                                      ----                ----
                                                  (unaudited)        (unaudited)


Revenues                                        $   13,312           $   15,566
                                                ==========            =========
Expenses                                        $   14,335           $   16,453
                                                ==========            =========
Net loss                                        $   (1,044)          $     (711)
                                                ===========           =========
Net loss applicable to
common stockholders                             $   (1,087)          $     (745)
                                                ===========         ==========
Loss per share:
Basic and diluted                               $    (0.07)          $    (0.06)
                                                ===========         ==========
Weighted average number of shares
of stock outstanding:
Basic and diluted                               15,335,937           12,380,852










Contact:

First Montauk Financial Corp.
Victor K. Kurylak,
President and
Chief Executive Officer
(800) 876-3672, ext. 4230
info@montaukfinancial.com